SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 0R 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):	July 22,
1999

INSO CORPORATION
(Exact name of registrant as specified in its charter)



Delaware                          000-23384
(State or other jurisdiction of 		(Commission File Number)
incorporation or organization)

04-3216243
(I.R.S. Employer Identification No.)

31 St. James Avenue,
Boston, Massachusetts                     02116-4101
(Address of principal executive offices)		(Zip code)


(617) 753-6500
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)


ITEM 5.	OTHER EVENTS

On July 22, 1999, the Registrant announced the appointment of Robert F. Dudley as Vice President, Chief Financial Officer and Treasurer.

The Registrant's press release dated July 22, 1999, filed as
Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

See Exhibit Index attached hereto.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 27th day of July, 1999.

						Inso Corporation

						By /s/ Jonathan P. Levitt
						Jonathan P. Levitt
						Secretary


EXHIBIT INDEX


Exhibit
No.	Exhibit Description

99.1 Press release, dated July 22, 1999 (filed herewith)